UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2017

StoneMor Partners L.P.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-32270	80-0103159
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

3600 Horizon Boulevard Trevose, PA	19053
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (215) 826-2800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure

On April 28, 2017, StoneMor Partners L.P. (the “Partnership”) issued a press release announcing that the Board of Directors of its general partner declared a quarterly cash distribution of $0.33 per common unit for the first quarter of 2017 payable on May 15, 2017 to holders of record as of the close of business on May 8, 2017. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1 incorporated by reference herein, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into any filing made by the Partnership pursuant to the Securities Act of 1933, as amended, or the Exchange Act, other than to the extent that such filing incorporates any or all of such information by express reference thereto.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit
Number	Description

99.1	Press Release dated April 28, 2017. *

*	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2017	STONEMOR PARTNERS L.P.

	By:	StoneMor GP LLC its general partner

	By:	/s/ Austin K. So
Austin K. So
General Counsel, Chief Legal Officer & Secretary

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release dated April 28, 2017.

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